SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Xtrackers MSCI Latin America Pacific Alliance ETF (PACA)
On June 9, 2020, the Board of Trustees of DBX ETF Trust (the “Trust”) voted to close and liquidate Xtrackers MSCI Latin America Pacific Alliance ETF (the “Liquidating Fund”).
The Liquidating Fund is listed on NYSE Arca, Inc. (the “Exchange”). After the close of business on June 26, 2020, the Liquidating Fund will no longer accept creation orders and the final day of trading on the Exchange will be June 26, 2020. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about July 8, 2020.
When the Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, the Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on June 27, 2020 and July 7, 2020, because shares will not be traded on the Exchange, we cannot assure you that there will be a market for your shares.
Shareholders may sell their holdings of the Liquidating Fund on the Exchange until the market close on June 26, 2020, and may incur typical transaction fees from their broker-dealer. If you still hold shares on July 7, 2020, the Liquidating Fund will automatically redeem your shares for cash at the current net asset value as of the close of business on that date. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Fund may or may not, depending upon the Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.
Please Retain This Supplement for Future Reference

June 9, 2020
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